                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     -----

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 1, 2000
                                                         ----------------


                Bear Stearns Commercial Mortgage Securities Inc.
                ------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Delaware                    333-61783                 3411414
-------------------------------  ------------------------    -------------------
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
         INCORPORATION)                                      IDENTIFICATION NO.)




                       245 Park Avenue, New York, NY 10167
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 272-2000
                                                           --------------





                         Exhibit Index located on Page 4



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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.      Other Events.

         Attached as Exhibit 99.1 to this Current Report are certain materials ("Corrected Collateral Information") furnished by the Registrant to certain prospective investors in connection with the Registrant's offering of certain classes of its Commercial Mortgage Pass-Through Certificates, Series 2000-WF1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offering of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-61783) (the "Registration Statement"). This Corrected Collateral Information will be incorporated by reference in the Registration Statement.

         Any statement or information contained in the Corrected Collateral Information may be modified or superseded by subsequent similar materials or, for purposes of the Prospectus and the Registration Statement, by statements or information contained in the Prospectus.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                                                                  Sequentially
                                                                      Numbered
Exhibit                                                                Exhibit
Number                                                                    Page
-------                                                           ------------

99.1              Corrected Collateral Information.





                                        2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     BEAR STEARNS COMMERCIAL
                                     MORTGAGE SECURITIES INC.



                                     By:         /s/ Michael A. Forastiere
                                        -------------------------------------
                                         Name:     Michael A. Forastiere
                                         Title:       Vice President


Dated:  February 1, 2000


                                        3
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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K


      Exhibit No.                  Description                        Page
      -----------                  -----------                        ----
         99.1                Corrected Collateral Information.





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